UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

AUDENTES THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37833	46-1606174
(Commission File Number)	(IRS Employer Identification No.)

600 California Street, 17th Floor San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

(415) 818-1001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging grown company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2018, the Board of Directors (the “Board”) of Audentes Therapeutics, Inc. (the “Company”) appointed Natalie Holles as the President of the Company in addition to her existing role as the Company’s Chief Operating Officer (the “Promotion”). Ms. Holles assumes responsibility from Matthew Patterson, who remains the Company’s Chief Executive Officer and will continue to serve as a member of the Board.

Ms. Holles has served as the Company’s Senior Vice President, Chief Operating Officer since August 2015. Previously, Ms. Holles served as Senior Vice President, Corporate Development at Hyperion Therapeutics, Inc., a rare disease pharmaceutical company, from June 2013 through its acquisition by Horizon Pharma, plc in May 2015. From August 2012 until June 2013, Ms. Holles served as the Executive Vice President, Corporate Development at Immune Design, Inc., an immunotherapy company, and from December 2010 to June 2013, Ms. Holles served as an independent life sciences corporate development consultant. Earlier in her career, Ms. Holles served as the Vice President, Business Development at KAI Pharmaceuticals, Inc. and previously held corporate development and commercial roles at InterMune, Inc. and Genentech, Inc. Ms. Holles holds an A.B. from Stanford University and an M.A. from the University of Colorado, Boulder.

In connection with the Promotion, Ms. Holles will receive an increase in annual base salary from $434,000 to $455,000 per year. In addition, the Board granted to Ms. Holles, effective May 7, 2018, a stock option to purchase 25,000 shares of common stock, which will vest monthly over four years, subject to Ms. Holles’ continued service to the Company.

There is no arrangement or understanding with any person pursuant to which Ms. Holles was appointed as the President of the Company, and Ms. Holles does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDENTES THERAPEUTICS, INC.

Date: May 8, 2018	By:	/s/ Thomas Soloway
Thomas Soloway
Chief Financial Officer